EXHIBIT 10.3

                                     WARRANT

THIS WARRANT AND THE SHARES OF COMMON STOCK PURCHASABLE HEREUNDER HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION AND MAY NOT BE SOLD, OFFERED FOR SALE OR OTHERWISE TRANSFERRED UNLESS REGISTERED OR QUALIFIED UNDER SAID ACT AND APPLICABLE STATE SECURITIES LAWS OR UNLESS THE COMPANY RECEIVES AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT REGISTRATION, QUALIFICATION OR OTHER SUCH ACTIONS ARE NOT REQUIRED UNDER SAID ACT. THE OFFERING OF THIS SECURITY HAS NOT BEEN REVIEWED OR APPROVED BY ANY STATE'S SECURITIES ADMINISTRATOR.



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No. 1
                                                         Dated:  August 20, 2002
                                     WARRANT

               To Purchase up to 7,500,000 Shares of Common Stock

                                             EXPIRING AUGUST 20, 2005

         THIS IS TO CERTIFY THAT, for value received, DynCorp, or registered assigns (the "HOLDER") is entitled to purchase from DynTek, a Delaware corporation (the "COMPANY"), at any time or from time to time prior to 5:00 p.m., New York City time, on August 20, 2005 at the place where a Warrant Agency (as hereinafter defined) is located, at the Exercise Price (as hereinafter defined), the number of shares of Common Stock, par value $0.0001 per share (the "COMMON STOCK"), of the Company shown above, all subject to adjustment and upon the terms and conditions as hereinafter provided, and is entitled also to exercise the other rights, powers and privileges hereinafter described. This Warrant is one of one or more warrants (the "WARRANTS") of the same form and having the same terms as this Warrant.

         Certain terms used in this Warrant are defined in Article V.

                                   ARTICLE I

                              EXERCISE OF WARRANTS

1.1.     METHOD OF EXERCISE.
         ------------------

          (a) To exercise this Warrant in whole or in part, the Holder shall deliver to the Company, at the Warrant Agency, (A) this Warrant, (B) a written notice, in substantially the form of the Subscription Notice attached hereto, of such Holder's election to exercise this Warrant, which notice shall specify the number of shares of Common Stock to be purchased, the denominations of the share certificate or certificates desired and the name or names in which such certificates are to be registered, and (C) payment (in the manner described in paragraph (b) below) of the Exercise Price with respect to such shares. Notwithstanding the foregoing, this Warrant shall be exercisable only to the extent and at the time or times that the Holder could legally take possession and title of such shares.

          (b) Payment of the Exercise Price may be made, at the option of the Holder, by: (x) cash, money order, certified or bank cashier's check or wire transfer, (y) the surrender to the Company of securities of the Company having a value equal to the aggregate Exercise Price, as determined in good faith by the Company's board of directors, or (z) the delivery of a notice to the Company that the Holder is exercising this Warrant by authorizing the Company to reduce the number of shares of Common Stock subject to this Warrant by the number of shares that would otherwise have been deliverable upon exercise of this Warrant, having an aggregate value equal to the aggregate Exercise Price for all of the shares of Common Stock subject to this Warrant, as determined in good faith by the Company's board of directors. In the event the Holder


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

                  intends to pay the Exercise Price of this Warrant as permitted under clause (y) or (z) of the preceding sentence, the Holder shall give the Company 10 days prior written notice of such intention and the Company shall advise the Holder within 5 days of receipt of such notice of the value of such Company securities (in the case of clause (y)) or Common Stock (in the case of clause (z)).

          (c) The Company shall, as promptly as practicable and in any event within five Business Days after exercise, execute and deliver or cause to be executed and delivered, in accordance with such notice, a certificate or certificates representing the aggregate number and type of shares of Common Stock specified in said notice. The share certificate or certificates so delivered shall be in such denominations as may be specified in such notice or, if such notice shall not specify denominations, shall be in the amount of the number of shares of Common Stock for which the Warrant is being exercised, and shall be issued in the name of the Holder or such other name or names as shall be designated in such notice, subject to
                  Section 1.4. Such certificate or certificates shall be deemed to have been issued, and such Holder or any other Person so designated to be named therein shall be deemed for all purposes to have become a holder of record of such shares, as of the date the aforementioned notice is received by the Company.

          (d) If this Warrant shall have been exercised only in part, the Company shall, at the time of delivery of the certificate or certificates, deliver to the Holder a new Warrant evidencing the rights to purchase the remaining shares of Common Stock called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant, or, at the request of the Holder, appropriate notation may be made on this Warrant which shall then be returned to the Holder. The Company shall pay all expenses, taxes and other charges payable in connection with the preparation, issuance and delivery of share certificates and new Warrants, except that, if share certificates or new Warrants shall be registered in a name or names other than the name of the Holder, funds sufficient to pay all transfer taxes payable as a result of such transfer shall be paid by the Holder at the time of delivering the aforementioned notice of exercise or promptly upon receipt of a written request of the Company for payment.

1.2. SHARES TO BE FULLY PAID AND NONASSESSABLE. All shares of Common Stock issued upon the exercise of this Warrant shall be validly issued, fully paid and nonassessable and free from all preemptive rights of any stockholder, and from all taxes, liens and charges with respect to the issue thereof (other than transfer taxes), and the Company shall use its best efforts to register such shares of Common Stock under the Securities Act, and list the same for trading on Nasdaq, at its earliest opportunity following December 27, 2002 and maintain such registration and listing for so long as this Warrant is outstanding.

1.3. NO FRACTIONAL SHARES TO BE ISSUED. The Company shall not be required to issue fractions of shares of Common Stock upon exercise of this Warrant. If any fraction of a share would, but for this Section 1.3, be issuable upon any exercise of this Warrant, and if the Company shall have elected not to issue such fraction of a share, in lieu of such fractional share the Company shall pay to the Holder, in cash, an amount equal to such fraction of the Fair Market Value per share of outstanding Common Stock of the Company on the Business Day immediately prior to the date of such exercise.

1.4. SHARE LEGEND. Each certificate for shares of Common Stock issued upon exercise of this Warrant, unless at the time of exercise such shares are registered under the Securities Act, shall bear the following legend:

         "THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION AND MAY NOT BE SOLD, OFFERED FOR SALE OR OTHERWISE TRANSFERRED UNLESS REGISTERED OR QUALIFIED UNDER SAID ACT AND APPLICABLE STATE SECURITIES LAWS OR UNLESS THE COMPANY RECEIVES AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT REGISTRATION, QUALIFICATION OR OTHER SUCH ACTIONS ARE NOT REQUIRED UNDER SAID ACT. THE OFFERING OF THIS SECURITY HAS NOT BEEN REVIEWED OR APPROVED BY ANY STATE SECURITIES ADMINISTRATOR."

Any certificate issued at any time in exchange or substitution for any certificate bearing such legend (except a new certificate issued upon completion of a public distribution pursuant to a registration statement under the Securities Act) shall also bear such legend unless, in the opinion of counsel selected by the holder of such certificate (who may be an employee of such Holder) reasonably satisfactory to the Company, the securities represented thereby are no longer subject to restrictions on resale under the Securities Act.

1.5. RESERVATION; AUTHORIZATION. The Company has reserved and will keep available for issuance upon exercise of the Warrants the total number of shares of Common Stock deliverable upon exercise of all Warrants from time to time outstanding. The issuance of such shares has been duly and validly authorized and, when issued and sold in accordance with the Warrants, such shares will be duly and validly issued, fully paid and nonassessable.

                                   ARTICLE II

                       WARRANT AGENCY; TRANSFER, EXCHANGE
                           AND REPLACEMENT OF WARRANTS

2.1. WARRANT AGENCY. If the Requisite Holders shall request appointment of an independent warrant agency with respect to the Warrants, the Company shall promptly appoint and thereafter maintain, at its own expense, an agency, which agency may be the Company's then existing transfer agent (the "Warrant Agency"), for certain purposes specified herein, and shall give prompt notice of such appointment (and appointment of any successor Warrant Agency) to all holders of Warrants. Until an independent Warrant Agency is so appointed, the Company shall perform the obligations of the Warrant Agency provided herein at its address at DynTek, 18881 Von Karman Avenue, Suite 250, Irvine, California 92612, or such other address as the Company shall specify by notice to all Warrant holders.

2.2. OWNERSHIP OF WARRANT. The Company may deem and treat the Person in whose name this Warrant is registered as the holder and owner hereof (notwithstanding any notations of ownership or writing hereon made by any Person other than the Warrant Agency) for all purposes and shall not be affected by any notice to the contrary, until presentation of this Warrant for registration of transfer as provided in this Article II.

2.3. TRANSFER OF WARRANT. The Company agrees to maintain at the Warrant Agency books for the registration of transfers of the Warrants, and transfer of this Warrant and all rights hereunder shall be registered, in whole or in part, on such books, upon surrender of this Warrant at the Warrant Agency, together with a written assignment of this Warrant duly executed by the Holder or its duly authorized agent or attorney, with (unless the Holder is the original Warrant holder) signatures guaranteed by a bank or trust company or a broker or dealer registered with the NASD, and funds sufficient to pay any transfer taxes payable upon such transfer. Upon surrender the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees and in the denominations specified in the instrument of assignment, and this Warrant shall promptly be canceled. Notwithstanding the foregoing, a Warrant may be exercised by a new holder in accordance with the procedures set forth herein without having a new Warrant issued. The Warrant Agency shall not be required to register any transfers if the Holder fails to furnish to the Company, after a request therefor, an opinion of counsel reasonably satisfactory to the Company that such transfer is exempt from the registration requirements of the Securities Act.

2.4. DIVISION OR COMBINATION OF WARRANTS. This Warrant may be divided or combined with other Warrants upon surrender hereof and of any Warrant or Warrants with which this Warrant is to be combined at the Warrant Agency, together with a written notice specifying the names and denominations in which the new Warrant or Warrants are to be issued, signed by the holders hereof and thereof or their respective duly authorized agents or attorneys. Subject to compliance with Section 2.3 as to any transfer which may be involved in the division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice.

2.5. LOSS, THEFT, DESTRUCTION OR MUTILATION OF WARRANTS. Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of any Warrant and, in the case of any such loss, theft or destruction, upon receipt of indemnity or security reasonably satisfactory to the Company (the original Warrantholder's or any institutional Holder's indemnity being satisfactory indemnity in the event of loss, theft or destruction of any Warrant owned by such holder), or, in the case of any such mutilation, upon surrender and cancellation of such Warrant, the Company will make and deliver, in lieu of such lost, stolen, destroyed or mutilated Warrant, a new Warrant of like tenor and representing the right to purchase the same aggregate number of shares of Common Stock as provided for in such lost, stolen, destroyed or mutilated Warrant.

2.6. EXPENSES OF DELIVERY OF WARRANTS. The Company shall pay all expenses, taxes (other than transfer taxes or income taxes of a Holder) and other charges payable in connection with the preparation, issuance and delivery of Warrants and shares issuable upon exercise of the Warrants hereunder.

                                  ARTICLE III

                                 CERTAIN RIGHTS

3.1. CONTEST AND APPRAISAL RIGHTS. Upon each determination of Fair Market Value hereunder (other than a determination relating solely to setting the value of fractional shares), the Company shall promptly give notice thereof to all Warrantholders, setting forth in reasonable detail the calculation of such Fair Market Value and the method and basis of determination thereof, as the case may be. If the Requisite Holders shall disagree in good faith with such determination and shall, by notice to the Company given within 30 days after the Company's notice of such determination, elect in good faith to dispute such determination, such dispute shall be resolved in accordance with this
         Section 3.1. In the event that a determination of Market Price, or a determination of Fair Market Value solely involving Market Price, is disputed, such dispute shall be submitted to a New York Stock Exchange member firm selected by the Company and reasonably acceptable to the Requisite Holders, whose determination of Fair Market Value and/or Market Price, as the case may be, shall be binding on the Company and the Warrantholders. The cost of such determination shall be shared equally between the Company on the one hand and the Warrantholders on the other hand. In the event that a determination of Fair Market Value, other than a determination solely involving Market Price, is disputed, such dispute shall be resolved through the Appraisal Procedure.

3.2. RIGHT TO RECEIVE INFORMATION. Until exercise or cancellation of the Warrants, each Holder has the right to receive, and the Company covenants and agrees that the Company will deliver to each Holder:

          (a) as soon as available but not later than ninety (90) days after the close of the fiscal year of the Company, a consolidated balance sheet of the Company as at the end of such year and the related consolidated statements of income, of stockholders' equity and of cash flows for such year, such consolidated statements to be audited by an independent accounting firm;

          (b) as soon as available but not later than forty-five (45) days after the end of each quarter, a consolidated balance sheet of the Company as at the end of, and the related consolidated statements of income, of stockholders' equity and of cash flows for the portion of the Company's fiscal year then elapsed, all prepared in accordance with generally accepted accounting principles;

          (c) as soon as available, any and all management letters provided to the Company's board of directors or audit committee by the Company's auditors; and

          (d) as soon as available, any and all reports filed by the Company under the Securities Act and the Exchange Act.

The Company need not supply the items in clauses (a) or (b) to the extent such item is included in a report delivered pursuant to clause (d).

ARTICLE IV

                             ANTIDILUTION PROVISIONS

4.1. ADJUSTMENTS GENERALLY. The Exercise Price and the number of shares of Common Stock (or other securities or property) issuable upon exercise of this Warrant shall be subject to adjustment from time to time upon the occurrence of certain events, as provided in this Article IV.

4.2. COMMON STOCK REORGANIZATION. If the Company shall after the date of issuance of this Warrant subdivide its outstanding shares of Common Stock into a greater number of shares or consolidate its outstanding shares of Common Stock into a smaller number of shares (any such event being called a "Common Stock Reorganization"), then,

          (a) the Exercise Price shall be adjusted, effective immediately after the record date at which the holders of shares of Common Stock are determined for purposes of such Common Stock Reorganization, to a price determined by multiplying the Exercise Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding on such record date before giving effect to such Common Stock Reorganization and the denominator of which shall be the number of shares of Common Stock outstanding after giving effect to such Common Stock Reorganization, and

          (b) the number of shares of Common Stock subject to purchase upon exercise of this Warrant shall be adjusted, effective at such time, to a number determined by multiplying the number of shares of Common Stock subject to purchase immediately before such Common Stock Reorganization by a fraction, the numerator of which shall be the number of shares outstanding after giving effect to such Common Stock Reorganization and the denominator of which shall be the number of shares of Common Stock outstanding immediately before such Common Stock Reorganization.

4.3.     COMMON STOCK DISTRIBUTION.

          (a) If the Company shall after the date of issuance of this Warrant issue or otherwise sell or distribute any shares of Common Stock, otherwise than (i) pursuant to a Common Stock Reorganization, an underwritten public offering, a transfer of Company securities to a third party in connection with a business development transaction (e.g., a joint marketing or joint technology development transaction), or an exercise of stock options granted to officers, directors or employees of the Company, or (ii) pursuant to a private placement of Common Stock (A) at least 50% of the proceeds of which are used to pay down the Note, dated the date hereof, from DynTek to DynCorp (the "Note"), or (B) a portion of the proceeds of which are used to pay the full amount outstanding under the Note (any such event, including any event described in paragraphs (b) and (c) below, being herein called a "Common Stock Distribution"), if such Common Stock Distribution shall be for a consideration per share less than the Fair Market Value per share of outstanding Common Stock of the Company on the date of such Common Stock Distribution, or on the first date of the announcement of such Common Stock Distribution (whichever is less), then,

                  (A) effective upon such Common Stock Distribution, the number of shares of Common Stock purchasable upon exercise of this Warrant shall be adjusted by multiplying the number of shares of Common Stock subject to purchase upon exercise of this Warrant by a fraction, the numerator of which shall be the total number of shares of Common Stock outstanding (and issuable upon exercise or conversion of outstanding options, warrants and convertible securities) immediately prior to such Common Stock Distribution plus the number of shares of Common Stock issued (or deemed to be issued pursuant to paragraphs (b) and (c) below) in such Common Stock Distribution and the denominator of which shall be an amount equal to the sum of (x) the number of shares of Common Stock outstanding (and issuable upon exercise or conversion of outstanding options, warrants and convertible securities) immediately prior to such Common Stock Distribution, plus (y) the number of shares of Common Stock which the aggregate consideration, if any, received by the Company (determined as provided below) for such Common Stock Distribution would buy at the Fair Market Value thereof, as of the date immediately prior to such Common Stock Distribution or as of the date immediately prior to the date of announcement of such Common Stock Distribution (whichever is less), and

                  (B) In the event of any such adjustment, the Exercise Price for each Warrant shall be adjusted to a number determined by dividing the Exercise Price immediately prior to such Common Stock Distribution by the fraction used for purposes of the aforementioned adjustment.

                  The provisions of this paragraph (a), including by operation of paragraph (b) or (c) below, shall not operate to increase the Exercise Price or to reduce the number of shares of Common Stock subject to purchase upon exercise of this Warrant.

          (b) If the Company shall after the date of issuance of this Warrant issue, sell, distribute or otherwise grant in any manner (whether directly or by assumption in a merger or otherwise) any rights to subscribe for or to purchase, or any warrants or options (other than options granted to employees or directors) for the purchase of, Common Stock or any stock or securities convertible into or exchangeable for Common Stock (such rights, warrants or options being herein called "Options" and such convertible or exchangeable stock or securities being herein called "Convertible Securities"), whether or not such Options or the rights to convert or exchange any such Convertible Securities are immediately exercisable, and the price per share for which Common Stock is issuable upon the exercise of such Options or upon conversion or exchange of such Convertible Securities (determined by dividing (i) the aggregate amount, if any, received or receivable by the Company as consideration for the granting of such Options, plus the minimum aggregate amount of additional consideration payable to the Company upon the exercise of all such Options, plus, in the case of Options to acquire Convertible Securities, the minimum aggregate amount of additional consideration, if any, payable upon the issue or sale of such Convertible Securities and upon the conversion or exchange thereof, by (ii) the total number of shares of Common Stock issuable upon the exercise of such Options or upon the conversion or exchange of all such Convertible Securities issuable upon the exercise of such Options, in each case, for such aggregate consideration) shall be less than the Fair Market Value per share of outstanding Common Stock of the Company on the date of granting such Options or on the date of announcement thereof (whichever is less), then for purposes of paragraph (a) above, the total number of shares of Common Stock issuable upon the exercise of such Options or upon conversion or exchange of the total amount of such Convertible Securities issuable upon the exercise of such Options shall be deemed to have been issued as of the date of granting of such Options and thereafter shall be deemed to be outstanding and the Company shall be deemed to have received as consideration such price per share, determined as provided above, therefor. Except as otherwise provided in paragraph (d) below, no additional adjustment of the number of shares of Common Stock purchasable upon the exercise of this Warrant or of the Exercise Price shall be made upon the actual exercise of such Options or upon conversion or exchange of such Convertible Securities.

          (c) If the Company shall after the date of issuance of this Warrant issue, sell or otherwise distribute or grant (whether directly or by assumption in a merger or otherwise) any Convertible Securities, whether or not the rights to exchange or convert thereunder are immediately exercisable, and the price per share for which Common Stock is issuable upon such conversion or exchange (determined by dividing (i) the aggregate amount received or receivable by the Company as consideration for the issue, sale or distribution of such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the conversion or exchange thereof, by (ii) the total number of shares of Common Stock issuable upon the conversion or exchange of all such Convertible Securities, in each case, for such aggregate consideration) shall be less than the Fair Market Value per share of outstanding Common Stock of the Company on the date of such issue, sale or distribution or on the date of announcement thereof (whichever is less), then, for purposes of paragraph (a) above, the total number of shares of Common Stock issuable upon conversion or exchange of all such Convertible Securities shall be deemed to have been issued as of the date of the issue, sale or distribution of such Convertible Securities and thereafter shall be deemed to be outstanding and the Company shall be deemed to have received as consideration such price per share, determined as provided above, therefor. Except as otherwise provided in paragraph (d) below, no additional adjustment of the number of shares of Common Stock purchasable upon exercise of this Warrant or of the Exercise Price shall be made upon the actual conversion or exchange of such Convertible Securities.

          (d) If the purchase price provided for in any Option referred to in paragraph (b) above, the additional consideration, if any, payable upon the conversion or exchange of any Convertible Securities referred to in paragraph (b) or (c) above, or the rate at which any Convertible Securities referred to in paragraph (b) or (c) above are convertible into or exchangeable for Common Stock shall change at any time (other than under or by reason of provisions designed to protect against, and having the effect of protecting against, dilution upon an event which results in a related adjustment pursuant to this Article IV), the number of shares of Common Stock purchasable upon exercise of this Warrant and the Exercise Price then in effect shall forthwith be readjusted (effective only with respect to any exercise of this Warrant after such readjustment) to the number of shares of Common Stock purchasable upon exercise of this Warrant and the Exercise Price which would then be in effect had the adjustment made upon the issue, sale, distribution or grant of such Options or Convertible Securities been made based upon such changed purchase price, additional consideration or conversion rate, as the case may be; PROVIDED, HOWEVER, that such readjustment shall give effect to such change only with respect to such Options and Convertible Securities as then remain outstanding. After any adjustment of the number of shares of Common Stock purchasable upon exercise of each Warrant or the Exercise Price pursuant to this Article IV on the basis of the issuance of any Option or Convertible Securities or after any new adjustments of the number of shares of Common Stock purchasable upon exercise of each Warrant or the Exercise Price pursuant to this paragraph, if the right of conversion, exercise or exchange in such Option or Convertible Securities shall expire or terminate, and the right of conversion, exercise or exchange in respect of a portion of such Option or Convertible Securities shall not have been exercised, such previous adjustment shall be rescinded and annulled. Thereupon, a recomputation shall be made of the effect of such Option or Convertible Securities on the basis of treating the number of shares of Common Stock, if any, theretofore actually issued or issuable pursuant to the previous exercise of such right of conversion, exercise or exchange as having been issued on the date or dates of such conversion, exercise or exchange and for the consideration actually received and receivable therefor, and treating any such Option or Convertible Securities which then remain outstanding as having been granted or issued immediately after the time of any such issuance for the consideration per share for which shares of Common Stock are issuable under such Option or Convertible Securities; and, if and to the extent called for by the foregoing provisions of this Section on the basis aforesaid, a new adjustment of the number of shares of Common Stock purchasable upon exercise of each Warrant and the Exercise Price shall be made, which new adjustment shall supersede (effective only with respect to any exercise of this Warrant after such readjustment) the previous adjustment so rescinded and annulled.

          (e) If the Company shall after the date of issuance of this Warrant pay a dividend or make any other distribution upon any capital stock of the Company payable in Common Stock, Options or Convertible Securities, then, for purposes of paragraph (a) above, such Common Stock, Options or Convertible Securities, as the case may be, shall be deemed to have been issued or sold without consideration.

          (f) If any shares of Common Stock, Options or Convertible Securities shall be issued, sold or distributed for cash, the consideration received therefor shall be deemed to be the amount received by the Company therefor before deduction of any underwriting discount commissions or concessions paid or allowed by the Company in connection therewith. If any shares of Common Stock, Options or Convertible Securities shall be issued, sold or distributed for a consideration other than cash, the amount of the consideration other than cash received by the Company shall be deemed to be the Fair Market Value of such consideration, after deduction of any expenses incurred and any underwriting discount commissions or concessions paid or allowed by the Company in connection therewith. If any shares of Common Stock, Options or Convertible Securities shall be issued in connection with any merger in which the Company is the surviving corporation, the amount of consideration therefor shall be deemed to be the Fair Market Value of such portion of the assets and business of the nonsurviving corporation as shall be attributable to such Common Stock, Options or Convertible Securities, as the case may be. If any Options shall be issued in connection with the issue and sale of other securities of the Company, together comprising one integral transaction in which no specific consideration is allocated to such Options by the parties thereto, such Options shall be deemed to have been issued for consideration to be determined pursuant to the Appraisal Procedure.

          (g) If the Company shall establish a record date with respect to the holders of the Common Stock for the purpose of entitling them to receive a dividend or other distribution payable in Common Stock, Options or Convertible Securities or to subscribe for or purchase Common Stock, Options or Convertible Securities, then such record date shall be deemed to be the date of the issue, sale, distribution or grant of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

          (h) For purposes of determining whether any adjustment is required pursuant to this Article IV, any security of the Company having rights substantially equivalent to the Common Stock as to dividends or upon liquidation, dissolution or winding up of the Company shall be treated as if such security were Common Stock.

4.4. DIVIDENDS. If the Company shall after the date of issuance of this Warrant issue or distribute to all or substantially all holders of shares of Common Stock evidences of indebtedness, any other securities of the Company or any property, assets or cash, and if such issuance or distribution does not constitute a Common Stock Reorganization or a

         Common Stock Distribution (any such nonexcluded event being herein called a "Dividend") then either,

          (a) (i) the number of shares of Common Stock subject to purchase upon exercise of this Warrant shall be increased (but not decreased), effective immediately after the record date at which the holders of shares of Common Stock are determined for purposes of such Dividend, to a number determined by multiplying the number of shares of Common Stock subject to purchase immediately before such Dividend by a fraction, the numerator of which shall be the Fair Market Value per share of outstanding Common Stock on such record date and the denominator of which shall be the Fair Market Value per share of outstanding Common Stock of the Company on such record date less the then Fair Market Value of the evidences of indebtedness, securities, cash, or property or other assets issued or distributed in such Dividend with respect to one share of Common Stock, and

             (ii) the Exercise Price shall be decreased (but not increased) to a price determined by multiplying the Exercise Price then in effect by a fraction, the numerator of which shall be the number of shares of Common Stock subject to purchase upon exercise of this Warrant immediately before such Dividend and the denominator of which shall be the number of shares of Common Stock subject to purchase upon exercise of this Warrant immediately after such Dividend, or

          (b) in lieu of making such adjustment described in (A) above, upon exercise hereof the Holder of this Warrant will be entitled to receive the per-share amount of such Dividend that such Holder would have received with respect to the number of shares of Common Stock issuable upon exercise of this Warrant immediately before payment of such Dividend;

PROVIDED, that if after the date of issuance of this Warrant the Company repurchases shares of Common Stock for a per share consideration which exceeds the Fair Market Value (as calculated immediately prior to such repurchase), then the number of shares of Common Stock purchasable upon exercise of this Warrant and the Exercise Price shall be adjusted in accordance with the foregoing provisions, as if, in lieu of such repurchases, the Company had (I) distributed a Dividend having a Fair Market Value equal to the Fair Market Value of all property and cash expended in the repurchases, and (II) effected a reverse split of the Common Stock in the proportion required to reduce the number of shares of Common Stock outstanding from (x) the number of such shares outstanding immediately before such first repurchase to (y) the number of such shares outstanding immediately following all the repurchases.

4.5. CAPITAL REORGANIZATION. If after the date of issuance of this Warrant there shall be any consolidation or merger to which the Company is a party, other than a consolidation or a merger in which the Company is a continuing corporation and which does not result in any reclassification of, or change (other than a Common Stock Reorganization or a change in par value), in, outstanding shares of

         Common Stock, or any sale or conveyance of the property of the Company as an entirety or substantially as an entirety (any such event being called a "Capital Reorganization"), then, effective upon the effective date of such Capital Reorganization, the Holder shall have the right to purchase, upon exercise of this Warrant, the kind and amount of shares of stock and other securities and property (including cash) which the Holder would have owned or have been entitled to receive after such Capital Reorganization if this Warrant had been exercised immediately prior to such Capital Reorganization, assuming such holder (i) is not a person with which the Company consolidated or into which the Company merged or which merged into the Company or to which such sale or conveyance was made, as the case may be ("constituent person"), or an Affiliate of a constituent person and (ii) failed to exercise his rights of election, if any, as to the kind or amount of securities, cash or other property receivable upon such Capital Reorganization (provided that if the kind or amount of securities, cash or other property receivable upon such Capital Reorganization is not the same for each share of Common Stock held immediately prior to such consolidation, merger, sale or conveyance by other than a constituent person or an Affiliate thereof and in respect of which such rights of election shall not have been exercised ("non-electing share"), then for the purposes of this Section the kind and amount of shares of stock and other securities or other property (including cash) receivable upon such Capital Reorganization shall be deemed to be the kind and amount so receivable per share by a plurality of the non-electing shares). As a condition to effecting any Capital Reorganization, the Company or the successor or surviving corporation, as the case may be, shall execute and deliver to each Warrantholder and to the Warrant Agency an agreement as to the Warrantholder's rights in accordance with this
         Section 4.5, providing for subsequent adjustments as nearly equivalent as may be practicable to the adjustments provided for in this Article
         IV. The provisions of this Section 4.5 shall similarly apply to successive Capital Reorganizations.

4.6. CERTAIN OTHER EVENTS. If any event occurs after the date of issuance of this Warrant as to which the foregoing provisions of this Article IV are not strictly applicable or, if strictly applicable, would not, in the good faith judgment of the Board of Directors of the Company, fairly protect the purchase rights of the Warrants in accordance with the essential intent and principles of such provisions, then such Board shall make such adjustments in the application of such provisions, in accordance with such essential intent and principles, as shall be reasonably necessary, in the good faith opinion of such Board, to protect such purchase rights as aforesaid, but in no event shall any such adjustment have the effect of increasing the Exercise Price or decreasing the number of shares of Common Stock subject to purchase upon exercise of this Warrant, or otherwise adversely affect the Warrantholders.

4.7.     ADJUSTMENT RULES.

          (a) Any adjustments pursuant to this Article IV shall be made successively whenever an event referred to herein shall occur.

          (b) If the Company shall set a record date to determine the holders of shares of Common Stock for purposes of a Common Stock Reorganization, Common Stock Distribution, Dividend or Capital Reorganization, and shall legally abandon such action prior to effecting such Action, then no adjustment shall be made pursuant to this Article IV in respect of such action.

          (c) No adjustment in the amount of shares purchasable upon exercise of this Warrant or in the Exercise Price shall be made hereunder unless such adjustment increases or decreases such amount or price by five percent or more, but any such lesser adjustment shall be carried forward and shall be made at the time and together with the next subsequent adjustment which together with any adjustments so carried forward shall serve to adjust such amount or price by one percent or more.

          (d) No adjustment in the Exercise Price shall be made hereunder if such adjustment would reduce the Exercise Price to an amount below par value of the Common Stock, which par value shall initially be $.01 per share of Common Stock.

          (e) No adjustment shall be made pursuant to this Article IV in respect of the issuance (or deemed issuance) or repurchase of shares of Common Stock in connection with the exercise of the Warrants.

          (f) No adjustment shall be made pursuant to this Article IV in the event of an initial public offering.

          (g) No adjustment shall be made pursuant to this Article IV with respect to the exercise of securities issued under employee benefit plans.

          (h) If the number of shares of Common Stock purchasable upon exercise of the Warrants is adjusted such that such number includes a fraction, the Company shall not be required to issue fractional shares.

4.8. PROCEEDINGS PRIOR TO ANY ACTION REQUIRING ADJUSTMENT. As a condition precedent to the taking of any action which would require an adjustment pursuant to this Article IV, the Company shall take any action which may be necessary, including obtaining regulatory approvals or exemptions, in order that the Company may thereafter validly and legally issue as fully paid and nonassessable all shares of Common Stock which the holders of Warrants are entitled to receive upon exercise thereof.

4.9. NOTICE OF ADJUSTMENT. Not more than 30 days after the record date or effective date, as the case may be, of any action which requires or might require an adjustment or readjustment pursuant to this Article IV, the Company shall give notice to each Warrantholder of such event, describing such event in reasonable detail and specifying the record date or effective date, as the case may be, and, if determinable, the required adjustment and the computation thereof. If the required adjustment is not determinable at the time of such notice, the Company shall give notice to each Warrantholder of such adjustment and computation promptly after such adjustment becomes determinable.

                                   ARTICLE V

                                   DEFINITIONS

         The following terms, as used in this Warrant, have the following respective meanings:

         "AFFILIATE" shall mean, of any Person, a Person who, directly or indirectly, through one or more intermediaries, controls, or is controlled by, or is under common control with, such other Person. The term "control" (including, with correlative meanings, the terms "controlling," "controlled by" and "under common control with") means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ownership of voting securities, by contract or otherwise; PROVIDED, HOWEVER, that beneficial ownership of at least 10% of the voting securities of a Person shall be deemed to be control.

         "APPRAISAL PROCEDURE" means a procedure whereby two independent appraisers, one chosen by the Company and one by the Requisite Holders, shall mutually agree upon the determinations then the subject of appraisal. Each party shall deliver a notice to the other appointing its appraiser within 15 days after the Appraisal Procedure is invoked. If within 30 days after appointment of the two appraisers they are unable to agree upon the amount in question, a third independent appraiser shall be chosen within 10 days thereafter by the mutual consent of such first two appraisers or, if such first two appraisers fail to agree upon the appointment of a third appraiser, such appointment shall be made by the American Arbitration Association, or any organization successor thereto, from a panel of arbitrators having experience in the appraisal of the subject matter to be appraised. The decision of the third appraiser so appointed and chosen shall be given within 30 days after the selection of such third appraiser. If three appraisers shall be appointed and the determination of one appraiser is disparate from the middle determination by more than twice the amount by which the other determination is disparate from the middle determination, then the determination of such appraiser shall be excluded, the remaining two determinations shall be averaged and such average shall be binding and conclusive on the Company and the Warrantholders; otherwise the average of all three determinations shall be binding and conclusive on the Company and the Warrantholders. The costs of conducting any Appraisal Procedure shall be borne by the Warrantholders requesting such Appraisal Procedure, except (a) the fees and expenses of the appraiser appointed by the Company and any costs incurred by the Company shall be borne by the Company, (b) the fees and expenses of the appraiser appointed by the Requisite Holders and any costs incurred by the Requisite Holders shall be borne by the Requisite Holders, and (c) the fees and expenses of a third appraiser shall be borne equally by the Company and the Requisite Holders, provided that if such Appraisal Procedure shall result in a determination that is disparate by 10% or more to the benefit of the holder from the Company's initial determination, all costs of conducting such Appraisal Procedure shall be borne by the Company.

         "BUSINESS DAY" shall mean (a) if any class of Common Stock is listed or admitted to trading on a national securities exchange, a day on which the principal national securities exchange on which such class of Common Stock is listed or admitted to trading is open for business or (b) if no class of Common Stock is so listed or admitted to trading, a day on which any New York Stock Exchange member firm is open for business.

         "CAPITAL REORGANIZATION" shall have the meaning set forth in Section
4.5.

         "CLOSING PRICE" with respect to any security on any day means (a) if such security is listed or admitted for trading on a national securities exchange, the reported last sales price regular way or, if no such reported sale occurs on such day, the average of the closing bid and asked prices regular way on such day, in each case as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which such class of security is listed or admitted to trading, or (b) if such security is not listed or admitted to trading on any national securities exchange, the last quoted sales price, or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market on such day as reported by Nasdaq or any comparable system then in use or, if not so reported, as reported by any New York Stock Exchange member firm reasonably selected by the Company for such purpose.

         "COMMON STOCK" shall have the meaning set forth in the first paragraph of this Warrant subject to adjustment pursuant to Article IV.

         "COMMON STOCK DISTRIBUTION" shall have the meaning set forth in Section 4.3(a).

         "COMMON STOCK REORGANIZATION" shall have the meaning set forth in
Section 4.2.

         "COMPANY" shall have the meaning set forth in the first paragraph of this Warrant.

         "CONSTITUENT PERSON" shall have the meaning set forth in Section 4.5.

         "CONVERTIBLE SECURITIES" shall have the meaning set forth in Section 4.3(b).

         "DIVIDEND" shall have the meaning set forth in Section 4.4.

         "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended, and any similar or successor federal statute, and the rules and regulations of the Securities and Exchange Commission (or its successor) thereunder, all as the same shall be in effect at the time.

         "EXERCISE PRICE" shall mean $4.00.

         "FAIR MARKET VALUE" means the fair market value of the Company's Common Stock at any date, as determined in good faith by the Board of Directors of the Company (a) taking into account the most recently completed arm's-length transaction between the Company and a person other than an Affiliate of the Company and the closing of which occurs on such date or shall have occurred within the six-month period preceding such date, or (b) if no transaction shall have occurred on such date, taking into account the fair market value of the business or property in question as determined by an Independent Financial Expert, PROVIDED, HOWEVER, that the Fair Market Value of any security for which a Closing Price is available shall be the Market Price of such security. The Fair Market Value of the Common Stock shall be the Fair Market Value of the entire equity interest in the Company and its subsidiaries as a going concern, minus the Fair Market Value of the Company's equity securities (if any) entitled to a preference over the Common Stock in the event of a liquidation of the Company. Notwithstanding the foregoing, if, at any date of determination of the Fair Market Value of the entire equity interest in the Company, the Common Stock of any class shall then be publicly traded, the Fair Market Value of the Company on such date shall be the Market Price on such date multiplied by the number of shares of Common Stock on a fully diluted basis, giving effect to any consideration to be paid to the Company in connection with the exercise or conversion of any security.

         "HOLDER" shall have the meaning set forth in the first paragraph of this Warrant.

         "INDEPENDENT FINANCIAL EXPERT" means a United States investment banking, accounting or valuation firm of national or regional standing in the United States (i) which does not, and whose directors, officers and employees or Affiliates do not have a direct or indirect material financial interest for its proprietary account in the Company or any of its Affiliates and (ii) which, in the judgment of the Board of Directors of the Company, is otherwise independent with respect to the Company and its Affiliates and qualified to perform the task for which it is to be engaged.

         "MARKET PRICE" with respect to any security on any day means the average of the daily Closing Prices of a share or unit of such security for the 10 consecutive Business Days ending on the most recent Business Day for which a Closing Price is available; PROVIDED, HOWEVER, that in the event that, in the case of Common Stock, the Market Price is determined during a period following the announcement by the Company of (A) a dividend or distribution of Common Stock, or (B) any subdivision, combination or reclassification of Common Stock and prior to the expiration of 20 Business Days after the ex-dividend date for such dividend or distribution, or the record date for such subdivision, combination or reclassification, then, and in each such case, the Market Price shall be appropriately adjusted to reflect the current market price per share equivalent of Common Stock.

         "NASD" means The National Association of Securities Dealers, Inc.

         "NASDAQ" means The Nasdaq Stock Market, Inc.

         "NON-ELECTING SHARE" shall have the meaning set forth in Section 4.5.

         "OPTIONS" shall have the meaning set forth in Section 4.3(b).

         "PERSON" shall mean an individual, corporation, partnership, limited liability company, joint venture, association, joint stock company, trust, unincorporated organization, or other legal entity.

         "REGISTRABLE SECURITIES" means the Common Stock and any other securities issued or issuable upon exercise of the Warrants.

         "REQUISITE HOLDERS" means the Holders of Warrants to purchase a majority of the shares of Common Stock issuable upon exercise of the Warrants (excluding Warrants held by the Company or any of its subsidiaries) at the time outstanding.

         "SECURITIES ACT" shall mean the Securities Act of 1933, as amended, and any similar or successor federal statute, and the rules and regulations of the Securities and Exchange Commission (or its successor) thereunder, all as the same shall be in effect at the time.

         "WARRANT AGENCY" shall have the meaning set forth in Section 2.1.

         "WARRANTHOLDER" means a holder of a Warrant.

         "WARRANTS" shall have the meaning set forth in the first paragraph of this Warrant.

                                   ARTICLE VI

                                  MISCELLANEOUS

6.1. NOTICES. All notices, requests, consents and other communications provided for herein shall be in writing and shall be effective upon delivery in person, faxed, or mailed by certified or registered mail, return receipt requested, postage pre-paid, addressed as follows:

         (i) if to the Company, to DynTek, 18881 Von Karman Avenue, Suite 250, Irvine, California 92612;

         (ii) if to an initial Holder of Warrants, to such Holder, c/o DynCorp, 11710 Plaza America Drive, Reston, Virginia 20190, and if to any subsequent Holder of Warrants, to it at such address as may have been furnished to the Company in writing by such Holder;

or, in any case, at such other address or addresses as shall have been furnished in writing to the Company (in the case of a holder of Warrants) or to the Holders of Warrants (in the case of the Company) in accordance with the provisions of this paragraph.

6.2. WAIVERS; AMENDMENTS. No failure or delay of the Holder in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Holder are cumulative and not exclusive of any rights or remedies which it would otherwise have. The provisions of this Warrant may be amended, modified or waived only with the written consent of the Company and the Requisite Holders; PROVIDED, HOWEVER, that no such amendment, modification or waiver shall, without the written consent of each Warrantholder whose interest might be adversely affected by such amendment, modification or waiver, (a) change the number of shares of Common Stock subject to purchase upon exercise of this Warrant, the Exercise Price or provisions for payment thereof or (b) amend, modify or waive the provisions of this Section or Articles III or IV. In the event of any such amendment, modification or waiver, the Company shall give prompt notice thereof to all Warrantholders and, if appropriate, notation thereof shall be made on all Warrants thereafter surrendered for registration of transfer or exchange.

6.3. GOVERNING LAW. This Warrant shall be construed in accordance with and governed by the laws of the State of Delaware without regard to principles of conflicts of law.

6.4. SURVIVAL OF AGREEMENTS; REPRESENTATIONS AND WARRANTIES, ETC. All representations, warranties and covenants made by the Company herein or in any certificate or other instrument delivered by or on behalf of it in connection with the Warrants shall be considered to have been relied upon by the Holder and shall survive the issuance and delivery of the Warrants, regardless of any investigation made by the Holder, and shall continue in full force and effect so long as any Warrant is outstanding. All statements in any such certificate or other instrument shall constitute representations and warranties hereunder.

6.5. COVENANTS TO BIND SUCCESSOR AND ASSIGNS. All covenants, stipulations, promises and agreements in this Warrant contained by or on behalf of the Company shall bind its successors and assigns, whether so expressed or not.

6.6. SEVERABILITY. In case any one or more of the provisions contained in this Warrant shall be invalid, illegal or unenforceable in any respect, the validity, legality or enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby. The parties shall endeavor in good faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

6.7. SECTION HEADINGS. The sections headings used herein are for convenience of reference only, are not part of this Warrant and are not to affect the construction of or be taken into consideration in interpreting this Warrant.

6.8. NO RIGHTS AS STOCKHOLDER. Except as provided herein, this Warrant shall not entitle the Holder to any rights as a stockholder of the Company.

6.9. NO IMPAIRMENT. The Company shall not by any action including, without limitation, amending its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of the Holder against impairment. Without limiting the generality of the foregoing, the Company will (a) not, directly or indirectly, increase the par value of any shares of Common Stock receivable upon the exercise of this Warrant above the amount payable therefor upon such exercise immediately prior to such increase in par value, (b) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock upon the exercise of this Warrant, and (c) use its commercially reasonable best efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be necessary to enable the Company to perform its obligations under this Warrant.

6.10.    SUBMISSION TO JURISDICTION; VENUE.

         (a) Any legal action or proceeding with respect to this Warrant may be brought in the courts of the State of Delaware or of the United States in Delaware, and, by execution and delivery of this Warrant, the Company irrevocably accepts for itself and in respect of its property, generally and unconditionally, the non-exclusive jurisdiction of the aforesaid courts. The Company further irrevocably consents to the service of process out of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to[ ] such service to become effective 30 days after such mailing. Nothing herein shall affect the right of the Holder to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against the Company in any other jurisdiction.

         (b) The Company hereby irrevocably waives any objection which it may now or hereafter have to the laying of venue of any of the aforesaid actions or proceedings arising out of or in connection with this Warrant brought in the courts referred to in clause (a) above and hereby further irrevocably waives and agrees not to plead or claim in any such court that any such action or proceeding brought in any such court has been brought in an inconvenient forum.

         IN WITNESS WHEREOF, DynTek has caused this Warrant to be executed in its corporate name by one of its officers thereunto duly authorized.



                                          By:      /s/ James Linesch
                                               ---------------------------------
                                               Name:  James Linesch
                                               Title:  Chief Financial Officer

                               SUBSCRIPTION NOTICE

                    (To be executed upon exercise of Warrant)

         TO DYNTEK

         The undersigned hereby irrevocably elects to exercise the right to purchase represented by the attached Warrant for, and to purchase thereunder, _________________ shares of Common Stock, as provided for therein, and tenders herewith payment of the exercise price in full in accordance with the terms of the attached Warrant.

         Please issue a certificate or certificates for such shares of Common Stock in the following name or names and denominations:

         If said number of shares shall not be all the shares issuable upon exercise of the attached Warrant, a new Warrant is to be issued in the name of the undersigned for the balance remaining of such shares less any fraction of a share paid in cash.

Dated:  [        ]

                                                     ---------------------------
                                                     Note:  The above signature
                                                            should correspond
                                                            exactly with the
                                                            name on the face of
                                                            the attached Warrant
                                                            or with the name of
                                                            the assignee
                                                            appearing in the
                                                            assignment form
                                                            below.

                                   ASSIGNMENT

                   (To be executed upon assignment of Warrant)

         For value received, ______________________________ hereby sells, assigns and transfers unto __________________ the attached Warrant, together with all rights, title and interest therein, and does hereby irrevocably constitute and appoint _________________ attorney to transfer said Warrant on the books of ____________________, with full power of substitution in the premises.

                                                    ----------------------------
                                                    Note:   The above signature
                                                            should correspond
                                                            exactly with the
                                                            name on the face of
                                                            the attached
                                                            Warrant.